Impact of COVID-19	12 Months Ended
Dec. 31, 2020
Uncertain Events [Abstract]
Impact of COVID-19
19.	Impact of COVID-19
For the year ended December 31, 2020, COVID-19 has had limited impact on the Group’s operations, including delays or suspension of certain promotional offline activities. There are still uncertainties of COVID-19’s future impact, and the extent of the impact will depend on a number of factors, including the duration and severity of the pandemic; the uneven impact to certain industries; and the macroeconomic impact of government measures to contain the spread of COVID-19 and related government stimulus measures. As a result, the Company cannot reasonably estimate the impact to its future results of operations, cash flows, or financial condition for the remainder of fiscal year 2021.